UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 21, 2002

                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

     State of Delaware              000-22673                   11-3374812
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765


                       (Former Name or Former Address, if
                           Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits

     99.1 Letter to Shareholders of Schick Technologies, Inc. dated October 16, 2002, to be included in the 2002 Annual Report to Shareholders.

Item 9.  Regulation FD Disclosure.

     The Company's Letter to Shareholders, which accompanies its 2002 Annual Report to Shareholders, is attached as Exhibit 99.1.

Cautionary Statement

     The exhibit to this Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual future events, results and trends could differ materially from those set forth in such statements due to various factors. Such factors include dependence on key personnel, the possibility of changing economic and competitive conditions, dependence on products, technological developments, competition, market uncertainties, dependence on distributors, ability to manage growth, fluctuation in results and seasonality, litigation, need for additional financing and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SCHICK TECHNOLOGIES, INC.
                                                     (Registrant)

Date: October 21, 2002

                                             By: /s/ Zvi N. Raskin
                                                 -----------------
                                                     Zvi N. Raskin
                                                     Secretary & General Counsel


Exhibit 99.1: 2002 Letter to Shareholders.


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